                                  SCHEDULE 14A

          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                     EXCHANGE ACT OF 1934 (AMENDMENT NO.  )

     Filed by the registrant [X]

     Filed by a party other than the registrant [ ]

     Check the appropriate box:

     [ ] Preliminary proxy statement.       [ ] Confidential, for use of the
                                                Commission only (as permitted by
                                                Rule 14a-6(e)(2)).

     [ ] Definitive proxy statement.

     [ ] Definitive additional materials.

     [X] Soliciting material pursuant to Section 240.14a-12

                            Genomic Solutions, Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement if Other Than the Registrant)

Payment of filing fee (check the appropriate box):

     [X] No fee required.

     [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
         0-11.

     (1) Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------

     (2) Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------

     (4) Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------

     (5) Total fee paid:

--------------------------------------------------------------------------------

     [ ] Fee paid previously with preliminary materials.
--------------------------------------------------------------------------------

     [ ] Check box if any part of the fee is offset as provided by Exchange Act
         Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1) Amount Previously Paid:

--------------------------------------------------------------------------------

     (2) Form, Schedule or Registration Statement No.:

--------------------------------------------------------------------------------

     (3) Filing Party:

--------------------------------------------------------------------------------

     (4) Date Filed:

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

Genomic will file a proxy statement with the Securities and Exchange Commission in connection with the proposed transaction described below. The proxy statement will be sent to the stockholders of Genomic seeking their approval of the proposed transaction. Investors and security holders are urged to read the proxy statement because it will contain important information. When filed, this document may be obtained free of charge at the website maintained by the Securities and Exchange Commission at "www.sec.gov." This document may also be obtained free of charge by requesting it in writing from Genomic Solutions Inc., Investor Relations, 4355 Varsity Drive, Ann Arbor, Michigan 48108. Genomic and its officers and directors may be deemed to be participants in the solicitation of proxies from Genomic stockholders in favor of the merger. A description of the interests of Genomic's executive officers and directors in Genomic is set forth in the proxy statement for Genomic's annual meeting of stockholders, which was filed with the Securities and Exchange Commission on April 11, 2002.

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934




                         DATE OF REPORT: AUGUST 12, 2002
                        (Date of earliest event reported)




                             GENOMIC SOLUTIONS INC.
             (Exact name of registrant as specified in its charter)




        DELAWARE         COMMISSION FILE NO. 000-30549        38-3383038
(State of incorporation)                                 (IRS Employer I.D. No.)



                               4355 VARSITY DRIVE
                            ANN ARBOR, MICHIGAN 48108
                    (Address of principal executive offices)



                                 (734) 975-4800
              (Registrant's telephone number, including area code)

ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

         On August 12, 2002, the Board of Directors of Genomic Solutions Inc. (the "Company") engaged KPMG LLP ("KPMG") to serve as the Company's independent public accountants for the fiscal year 2002.

         During the years ended December 31, 2001 and 2000 and through the date of the Board's decision, the Company did not consult KPMG with respect to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's consolidated financial statements, or any other matters or reportable events as set forth in Items 304(a)(2)(i) and (ii) of Regulation S-K.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

Exhibit                                                              Filed
Number             Description                                     Herewith
------             -----------                                     --------
99.1               Press Release dated August 12, 2002                 X

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              GENOMIC SOLUTIONS INC.,
                                              a Delaware corporation


Date:  August 12, 2002                        By:   /s/ Steven J. Richvalsky
                                                    ---------------------------
                                                    Steven J. Richvalsky
                                              Its:  Executive Vice President
                                                    and Chief Financial Officer

Exhibit                                                               Filed
Number             Description                                      Herewith
------             -----------                                      --------
99.1               Press Release dated August 12, 2002                  X

              GENOMIC SOLUTIONS NAMES KPMG AS INDEPENDENT AUDITOR

Ann Arbor, MI (August 12, 2002) - Genomic Solutions Inc. (Nasdaq NM: GNSL) announced today that it has engaged KPMG LLP to serve as the Company's independent public accountants for the fiscal year 2002.

Genomic Solutions is filing a Form 8-K with the Securities and Exchange Commission detailing the appointment of KPMG.

Genomic Solutions develops, manufacturers and sells instruments, software, and consumables used to determine the activity level of genes, to isolate, identify and characterize proteins and to dispense small volumes of biologically important materials. On July 18, 2002 Genomic Solutions announced that it had entered into an agreement and plan of merger with Harvard Bioscience, Inc. in which Genomic Solutions would merge with and into a subsidiary of Harvard. The merger is subject to Genomic Solutions' stockholder approval and customary conditions.

Harvard Bioscience, Inc. will be filing relevant documents concerning the merger with the Securities and Exchange Commission including a registration statement on Form S-4 containing a prospectus. WE URGE INVESTORS TO READ THESE DOCUMENTS BECAUSE THEY CONTAIN IMPORTANT INFORMATION. Investors will be able to obtain these documents free of charge at the SEC's website, (http://www.sec.gov). In addition, documents filed with the SEC by Harvard Bioscience, Inc. can be obtained, without charge, by directing a request to Harvard Bioscience, Inc.,
Attn: Chief Financial Officer, telephone (508) 893-8999. Harvard Bioscience, Inc. and its directors and executive officers may be deemed to be participants in the solicitation of proxies in connection with the merger. Information about the directors and executive officers of Harvard Bioscience, Inc. and their ownership of Harvard Bioscience, Inc. common stock is set forth in the proxy statement for Harvard Bioscience, Inc.'s 2002 annual meeting of stockholders as filed on Schedule 14A with the SEC on April 17, 2002. Additional information about the interests of those participants may be obtained from reading the definitive prospectus regarding the proposed transaction when it becomes available.

GNSL will file a proxy statement with the Securities and Exchange Commission in connection with the proposed transaction. The proxy statement will be sent to the stockholders of GNSL seeking their approval of the proposed transaction. Investors and security holders are urged to read the proxy statement because it will contain important information. When filed, this document may be obtained free of charge at the website maintained by the Securities and Exchange Commission at "www.sec.gov." This document may also be obtained free of charge by requesting it in writing from Genomic Solutions Inc., Investor Relations, 4355 Varsity Drive, Ann Arbor, Michigan 48108. GNSL and its officers and directors may be deemed to be participants in the solicitation of proxies from GNSL stockholders in favor of the merger. A description of the interests of GNSL's executive officers and directors in GNSL is set forth in the proxy statement for GNSL's annual meeting of stockholders, which was filed with the Securities and Exchange Commission on April 11, 2002.

Investor and Media Contact:
Steven J. Richvalsky, Chief Financial Officer, Genomic Solutions 734.975.4800